                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement          [   ]  CONFIDENTIAL, FOR USE OF THE
                                                   COMMISSION ONLY (AS PERMITTED
                                                   BY RULE 14A-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12


                             TUSCARORA INCORPORATED
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

[ X ]  No fee required

                                 Tuscarora Logo

                                800 FIFTH AVENUE
                        NEW BRIGHTON, PENNSYLVANIA 15066

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 19, 2000

To The Shareholders:

     The Annual Meeting of Shareholders of Tuscarora Incorporated (the "Company") will be held at the Pittsburgh Airport Marriott, Parkway West, Coraopolis, Allegheny County, Pennsylvania on Tuesday, December 19, 2000 at 10:30 A.M., Pittsburgh time, for the purpose of considering and acting upon the following:

     (1) The election of three persons to serve as directors for a three-year term expiring at the annual meeting of shareholders in 2003;

     (2) The approval of the amendment of the Company's 1997 Stock Incentive Plan to increase the total number of shares of the Company's Common Stock which may be issued thereunder by an additional 250,000 shares (from 750,000 to 1,000,000);

     (3) The ratification of the appointment to Ernst & Young LLP as independent public accountants to audit the financial statements of the Company and its subsidiaries for the 2001 fiscal year; and

     (4) Such other business as may properly come before the Annual Meeting or any adjournment thereof.

                                           By Order of the Board of Directors,

                                                   Harold F. Reed, Jr.,
                                                        Secretary

New Brighton, Pennsylvania
November 16, 2000

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. THE GIVING OF YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING. PLEASE INDICATE ON THE PROXY YOU RETURN WHETHER OR NOT YOU WILL ATTEND THE MEETING.

November 16, 2000

                             TUSCARORA INCORPORATED
                                800 FIFTH AVENUE
                        NEW BRIGHTON, PENNSYLVANIA 15066

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 19, 2000

     This Proxy Statement is furnished to shareholders in connection with the solicitation by the Board of Directors of Tuscarora Incorporated (the "Company") of proxies in the accompanying form for use at the Annual Meeting of Shareholders of the Company to be held on December 19, 2000 and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned to the Company, the shares represented will be voted at the Meeting and, where a choice is specified, will be voted in accordance with the specification made. Any shareholder who gives a proxy has the power to revoke it by notice to the Secretary at any time before it is exercised. A later-dated proxy will revoke an earlier proxy, and shareholders who attend the Meeting may, if they wish, vote in person even though they have submitted a proxy, in which event the proxy will be deemed to have been revoked.

     The Company's Restated Articles of Incorporation (the "Articles") provide that the Company has the authority to issue 50,000,000 shares of Common Stock, without par value (the "Common Stock"), and 2,000,000 shares of Preferred Stock, par value $.01 per share. Only shares of Common Stock have been issued. As of the close of business on October 24, 2000, 9,305,326 shares of Common Stock were issued and outstanding.

     Holders of record of the Common Stock as of the close of business on October 24, 2000 have the right to receive notice of and to vote at the Annual Meeting. These shareholders are entitled to one vote for each share held on all matters to be considered and acted upon at the Meeting. Under the Company's Articles, the shareholders do not have cumulative voting rights in the election of directors.

     The Annual Report to Shareholders for the fiscal year ended August 31, 2000, which includes consolidated financial statements, is enclosed with this Proxy Statement.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     Under the proxy rules of the Securities and Exchange Commission (the "SEC"), a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares. Shares as to which voting power and/or investment power may be acquired within 60 days are also considered as beneficially owned.

MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of shares of the Company's Common Stock by (i) each director, (ii) each person named in the Summary Compensation Table included in this Proxy Statement and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes to the table, the information is as of the close of business on

October 24, 2000 and each person named has sole voting power and sole investment power with respect to the shares included in the table.

                                                          BENEFICIAL OWNERSHIP
                                                             OF COMMON STOCK
                                                          ---------------------
                                                          NUMBER OF    PERCENT
                          NAME                             SHARES      OF CLASS
                          ----                            ---------    --------
David I. Cohen (1)(3)...................................     10,558       .11%
Abe Farkas (1)(3)(4)(5).................................    439,100      4.72%
Karen L. Farkas (1)(3)..................................     23,000       .25%
Robert W. Kampmeinert (1)(4)(6)(7)......................     23,000       .25%
Jeffery L. Leininger (1)................................      3,500       .04%
Brian C. Mullins (1)(2)(4)..............................     74,834       .80%
David C. O'Leary (1)(2)(3)(4)(6)........................    189,487      2.03%
John P. O'Leary, Jr. (1)(2)(3)(4)(6)(8).................    327,292      3.49%
Harold F. Reed, Jr. (1)(3)(4)...........................     76,450       .82%
Thomas P. Woolaway (1)(3)(4)............................    252,836      2.72%
All directors and executive officers of the
  Company as a group (10 persons) (1)...................  1,420,057     14.98%

---------------

(1) Includes shares covered by stock options as follows: David I. Cohen, 3,500 shares; Abe Farkas, 3,500 shares; Karen L. Farkas, 3,500 shares; Robert W. Kampmeinert, 3,500 shares; Jeffery L. Leininger, 3,500 shares; Brian C. Mullins, 41,250 shares; David C. O'Leary, 35,250 shares; John P. O'Leary, Jr., 70,500 shares; Harold F. Reed, Jr., 3,500 shares and Thomas P. Woolaway, 3,500 shares. In computing the percentage ownership for each person and all directors and executive officers as a group, the shares covered by the stock options held by each person and the group are deemed outstanding. The table does not include performance based stock options granted to the Company's executive officers which become exercisable, depending on the market price of the Company's Common Stock, and, accordingly, may or may not become exercisable within 60 days of October 24, 2000.

(2) Includes shares credited to their accounts under the Company's Common Stock Purchase Plan for Salaried Employees as of the close of business on August 31, 2000 as follows: Brian C. Mullins, 1,873 shares; David C. O'Leary, 2,054 shares and John P. O'Leary, Jr., 1,672 shares.

(3) Includes shares held jointly with their spouses, as to which voting power and investment power are shared, as follows: David I. Cohen, 7,058 shares; Abe Farkas, 122,700 shares; Karen L. Farkas, 750 shares; David C. O'Leary, 30,684 shares; John P. O'Leary, Jr., 16,368 shares; Harold F. Reed, Jr., 13,500 shares and Thomas P. Woolaway, 54,751 shares.

(4) Includes shares held by their wives as follows: Abe Farkas, 93,000 shares; Robert W. Kampmeinert, 1,500 shares; Brian C. Mullins, 7,230 shares; David
    C. O'Leary, 2,796 shares; John P. O'Leary, Jr., 592 shares; Harold F. Reed, Jr., 1,500 shares and Thomas P. Woolaway, 77,139 shares. Beneficial ownership of these shares is disclaimed.

(5) Includes 188,400 shares held by the wife of Abe Farkas as trustee under trusts for children and grandchildren. Beneficial ownership of these shares is disclaimed.

(6) Includes shares held in custodian accounts for children as follows: Robert
    W. Kampmeinert, 3,000 shares; David C. O'Leary, 15,475 shares and John P. O'Leary, Jr., 15,622 shares. Beneficial ownership of these shares is disclaimed.

(7) Includes 15,000 shares held by Parker/Hunter Incorporated. Beneficial ownership of these shares is disclaimed.

(8) Includes 120,285 shares held by the trust for the individual account defined contribution pension plans of the Company and its subsidiaries. John P. O'Leary, Jr. is a named fiduciary with respect to the trust and has sole power to direct the trustee as to the acquisition, disposition and voting of the Company's Common Stock held by the trust.

     The information in the table does not include 305,761 shares of the Company's Common Stock held by trusts created under the Will of John P. O'Leary, Sr., co-founder and former Chief Executive Officer of the Company. The children of John P. O'Leary, Sr.: John P. O'Leary, Jr., David C. O'Leary and Kerry O'Leary Zombeck, and their mother, Beverly J. O'Leary, are co-trustees of these trusts and share voting power and investment power.

     Directors Abe Farkas and Karen L. Farkas are father and daughter.

OTHER BENEFICIAL OWNERS

     Information with respect to the only person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of the most recently filed Schedule 13G, is as follows:

                                                   BENEFICIAL OWNERSHIP
                                                      OF COMMON STOCK
                                                   ---------------------
                                                   NUMBER OF    PERCENT
                NAME AND ADDRESS                    SHARES      OF CLASS
                ----------------                   ---------    --------
T. Rowe Price Associates, Inc.                      833,700       8.96%
100 East Pratt Street
Baltimore, Maryland 21202

     T. Rowe Price Associates, Inc. ("Price Associates") is an investment advisor registered under the Investment Advisors Act of 1940. It advised the Company that the shares are owned by various individual and institutional investors which Price Associates serves as investment advisor with power to direct investments and/or to vote the shares. Included in the total shown are 730,000 shares (7.84% of the shares outstanding) owned by T. Rowe Price Small Cap Value Fund, Inc., a closed end mutual fund registered under the Investment Company Act of 1940. Price Associates advised the Company that although it is deemed to be a beneficial owner of the shares for purposes of the SEC reporting requirements, it expressly disclaims that it is, in fact, the beneficial owner of the shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the SEC reports of beneficial ownership and changes in beneficial ownership of the Company's Common Stock. These persons are required to furnish the Company with copies of all Section 16(a) reports they file. During the 2000 fiscal year, Abe Farkas made a late report with respect to the purchase of 1,500 shares. Based on copies of the reports they filed, the Company believes that all other reports required to be filed under Section 16(a) by the Company's directors and executive officers since the beginning of the 2000 fiscal year were timely filed.

                             ELECTION OF DIRECTORS

     Three directors will be elected at the Annual Meeting to serve until the annual meeting of shareholders in 2003 and until their successors are elected. The Board of Directors has nominated Karen L. Farkas, Robert W. Kampmeinert and Harold F. Reed, Jr. and recommends a vote "FOR" their election. Each nominee has consented to be named as a nominee. All the nominees are incumbent directors.

     Unless authority to so vote is withheld, it is intended that the proxies solicited by the Board of Directors will be voted "FOR" the election of the three nominees. In the event that at the date of the Annual Meeting any of the nominees should for any reason not be available for election, the proxies solicited by the Board will be voted for the election of the other nominees and such substitute nominees as shall be designated by the Board.

     The Board of Directors does not have a nominating committee. The Company's Articles provide that nominations for the election of directors at a meeting of shareholders may be made only by the Board, a committee of the Board or a shareholder of record entitled to vote in the election of the directors to be elected; provided, however, that a nomination may only be made by a shareholder of record at a meeting of shareholders if written notice that the nomination is to be made is received by the Secretary of the Company prior to the meeting. In the case of an annual meeting, the written notice must be received 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain certain information with respect to the nominee as set forth in the Articles. Information with respect to the nominating procedure may be obtained by a shareholder from the Secretary of the Company. No written notice that a nomination would be made by a shareholder at the Annual Meeting was received by the Company.

     Information with respect to the nominees and the other directors whose terms of office will continue after the Annual Meeting is set forth in the following table. The nominees and other directors have held the positions shown for more than five years unless otherwise indicated.

                                    DIRECTOR                      PRINCIPAL OCCUPATION OR
               NAME                  SINCE                    EMPLOYMENT; DIRECTORSHIPS; AGE
               ----                 --------                  ------------------------------
Nominees for a term expiring in
  2003:
Karen L. Farkas                       1994           Chief Operating Officer and Treasurer of Heart
                                                     Smart Foods Ltd. (wholesaler of specialty foods),
                                                     Alberta, Canada; Tutor and seminar instructor in
                                                     corporate finance at Athabasca University,
                                                     Alberta, Canada; Age 52

Robert W. Kampmeinert                 1994           Chairman, President and Chief Executive Officer
                                                     of Parker/Hunter Incorporated (investment banking
                                                     firm), Pittsburgh, Pennsylvania; Director of
                                                     Tollgrade Communications, Inc.; Age 57

Harold F. Reed, Jr.                   1969           Senior Partner of Reed, Luce, Tosh, Wolford and
                                                     Douglass (law firm), Beaver, Pennsylvania;
                                                     Secretary of the Company; Age 73

Continuing directors with a term
  expiring in 2001:

David I. Cohen                        1993           Director of Cohen & Grigsby, P.C. (law firm),
                                                     Pittsburgh, Pennsylvania since September 1, 1999;
                                                     Partner of Titus & McConomy LLP (law firm),
                                                     Pittsburgh, Pennsylvania from July 1995 to August
                                                     31, 1999; Age 49

Abe Farkas                            1962           Retired; formerly owner of Beaver Super Market,
                                                     Beaver, Pennsylvania; Age 84

John P. O'Leary, Jr.                  1974           President and Chief Executive Officer of the
                                                     Company (also Chairman of the Board of Directors
                                                     of the Company); Director of Matthews
                                                     International Corporation; Age 53

                                    DIRECTOR                      PRINCIPAL OCCUPATION OR
               NAME                  SINCE                    EMPLOYMENT; DIRECTORSHIPS; AGE
               ----                 --------                  ------------------------------
Continuing directors with a term
  expiring in 2002:

Jeffery L. Leininger                  1996           Vice Chairman, Mellon Bank, N.A. (national bank),
                                                     Pittsburgh, Pennsylvania since February 1996;
                                                     Executive Vice President and Department Head,
                                                     Mellon Bank, N.A., prior to February 1996; Age 54

David C. O'Leary                      1985           Senior Vice President and Chief Operating Officer
                                                     of the Company since October 1998; Vice President
                                                     and Chief Operating Officer of the Company from
                                                     May 1997 to October 1998; Vice President, Sales
                                                     and Marketing of the Company from April 1994 to
                                                     May 1997; Age 51

Thomas P. Woolaway                    1962           Retired Chief Operating Officer of the Company;
                                                     Vice Chairman of the Board of Directors of the
                                                     Company; Age 69

     During the 2000 fiscal year, there were 8 meetings of the Board of Directors. Average attendance at those meetings was 97.3%.

VOTE REQUIRED

     Only affirmative votes are counted in the election of directors. The three nominees for election as directors at the Annual Meeting who receive the highest number of votes cast for the election of directors by the holders of the Company's Common Stock present in person or voting by proxy, a quorum being present, will be elected as directors.

COMMITTEES OF BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, a Compensation Committee and an Audit Committee.

     The members of the Executive Committee are John P. O'Leary, Jr. (Chairman), David C. O'Leary, Harold F. Reed, Jr. and Thomas P. Woolaway. The Committee may exercise all the power and authority of the Board in the management of the affairs of the Company except for matters expressly reserved by law for Board action. It is intended that the Committee will meet only infrequently as necessary between regular meetings of the Board. The Executive Committee did not meet during the 2000 fiscal year.

     The members of the Compensation Committee are Robert W. Kampmeinert (Chairman), Harold F. Reed, Jr. and Thomas P. Woolaway. The Committee recommends to the Board the base salary of the Company's executive officers and the grant of stock options under the Company's stock option plans. For the 1998 fiscal year, the Committee recommended to the Board the bonuses of the Company's executive officers. Beginning with the 1999 fiscal year, the Committee administers the Company's Annual Incentive Bonus Plan and recommends to the Board the bonuses to be paid thereunder to executive officers. The Committee also administers the Company's Common Stock Purchase Plan for Salaried Employees and designates the participants and levels of participation under the Company's Supplemental Executive Retirement Plan. The Committee also makes recommendations to the Board with respect to director compensation, including the grant of stock options to non-employee directors, and administers the Company's Deferred Compensation Plan for Non-Employee Directors. During the 2000 fiscal year, there were 2 meetings of the Compensation Committee.

     The members of the Audit Committee are David I. Cohen (Chairman), Abe Farkas, Karen L. Farkas and Jeffery L. Leininger. The responsibilities of the Committee are to provide assistance to the Board in fulfilling its oversight responsibility to the shareholders and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements and the legal compliance and ethics program as established by management and the Board. The Audit Committee's responsibilities are included in its written charter attached as Appendix A to this Proxy Statement. Each member of the Audit Committee is an independent director as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. During the 2000 fiscal year, there were 3 meetings of the Audit Committee.

COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company receives an annual retainer of $5,000. Non-employee directors who serve on the Executive Committee also receive an annual fee of $1,500 and non-employee directors who serve as Chairmen of Board Committees also receive an annual fee of $1,000. In addition, non-employee directors receive $1,500 for each Board meeting and $750 for each meeting of the Compensation Committee and Audit Committee they attend. Non-employee directors receive reimbursement for travel expenses to attend Board and Committee meetings. Directors who are employees of the Company do not receive compensation for serving as a director.

     The Company maintains a Deferred Compensation Plan for Non-Employee Directors which permits Directors who are not employees of the Company to defer the payment of compensation earned for services as a director until after termination of service. Participants may defer the payment of compensation into a bookkeeping account which credits the participant with phantom share units of the Company's Common Stock or into a bookkeeping account to which interest is credited. The number of phantom share units credited is the amount of compensation deferred divided by the fair market value of the Company's Common Stock on the date of deferral. Three non-employee directors have elected to defer all or part of their compensation into a phantom share account. As cash dividends are paid, additional phantom share units are credited to the account. Payments of the value of an account are made by the Company in cash after the participant ceases to be a director at the election of the participant in a lump sum or in up to ten annual installments.

     The Company's 1997 Stock Incentive Plan provides for the grant of stock options to non-employee directors. On October 26, 1999, each non-employee director was granted a stock option to purchase 1,000 shares of the Company's Common Stock at $12.50 per share. The stock options became exercisable on October 26, 2000 and expire on October 25, 2009. The exercise price may be paid in cash, in shares of the Common Stock which have been held for at least one year or in any combination of cash and such shares.

     The Company also has a retirement plan for directors who are not current or former employees of the Company. Under the plan, retirement benefits are paid to any director whose service as a director has terminated, who is 60 years of age or older and who has completed at least five years of service on the Board at the time of termination of service. The retirement benefit is an amount equal to 50% of the annual retainer and Board meeting fees paid each year to active non-employee directors. Payments are made at the same time as payments are made to the active non-employee directors. The benefits commence immediately upon termination of service and terminate upon the earliest to occur of (i) the expiration of a period of time equal to the length of time the retired director served on the Board, (ii) the death of the retired director or (iii) the tenth anniversary of the date on which service as a director terminated. There are no survivor benefits payable under the plan.

COMPENSATION OF EXECUTIVE OFFICERS

     Compensation. The following table sets forth information concerning the compensation paid for services rendered in all capacities to the Company and its subsidiaries for the last three fiscal years to those persons who were at August 31, 2000, the Chief Executive Officer of the Company and the Company's other executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                              ------------
                                            ANNUAL COMPENSATION                  AWARDS
                                -------------------------------------------   ------------
                                                                  OTHER        SECURITIES
                                                                  ANNUAL       UNDERLYING     ALL OTHER
                                FISCAL    SALARY     BONUS     COMPENSATION     OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION(1)   YEAR     ($)(2)     ($)(3)       ($)(4)         (#)(5)         ($)(6)
------------------------------  ------    ------     ------       ------      ------------   ------------
John P. O'Leary, Jr.             2000    $296,000   $180,900        --               --        $22,517
  President and                  1999     282,000    141,900        --          100,000         22,570
  Chief Executive Officer        1998     272,000     75,000        --           15,000         22,640
David C. O'Leary                 2000     217,000    110,500        --               --        $19,361
  Senior Vice President and      1999     206,000     86,400        --           65,000         19,333
  Chief Operating Officer        1998     185,000     45,000        --            7,500         19,505
Brian C. Mullins                 2000     191,000     87,600        --               --        $22,473
  Senior Vice President,         1999     182,000     68,700        --           40,000         22,435
  Chief Financial Officer        1998     176,000     40,000        --            7,500         22,475
  and Treasurer

---------------

(1) The titles of David C. O'Leary and Brian C. Mullins were changed from Vice President to Senior Vice President in October 1998. David C. O'Leary became Chief Operating Officer in May 1997.

(2) Represents base salary and includes the tax deferred contributions made by the Company on behalf of the executive officers under the Company's Section 401(k) Plan for Salaried Employees.

(3) Bonuses for the 2000 and 1999 fiscal years represent amounts calculated under the Company's Annual Incentive Bonus Plan and recommended to the Board of Directors by the Compensation Committee. The Annual Incentive Bonus Plan provides for the establishment of financial targets and the payment of bonuses to, among others, executive officers depending on the extent to which such targets are achieved. Bonuses for the 1998 fiscal year represent cash bonuses awarded to the executive officers by the Board, on the recommendation of the Compensation Committee, following the end of the fiscal year. For additional information with respect to bonuses, see "Compensation Committee Report on Executive Compensation".

(4) The dollar value of perquisites and other personal benefits is required to be disclosed in this column in accordance with the rules of the SEC regarding the disclosure of compensation of executive officers if the amount for any executive officer equals or exceeds $50,000 or 10% of the total of annual salary and bonus. The dollar value of the perquisites and other personal benefits did not exceed the threshold amount for any of the executive officers named for any of the fiscal years covered in the table.

(5) Represents the number of shares of the Company's Common Stock for which stock options were granted during the fiscal year. No stock options were granted to executive officers during the 2000 fiscal year. The stock options granted during the 1999 fiscal year were granted under the Company's 1997 Stock Incentive Plan and the stock options granted during the 1998 fiscal year were granted under the Company's 1989 Stock Incentive Plan.

(6) This column includes employer contributions for the accounts of the named executive officers under (i) the Company's individual account defined contribution pension plan for salaried employees, (ii) the Company's Section 401(k) Plan for Salaried Employees and (iii) the Company's Common Stock Purchase Plan for Salaried Employees. For the 2000 fiscal year, the breakdown of the employer contributions among the plans is as follows:

                                        PENSION      SECTION       COMMON STOCK
                   NAME                  PLAN      401(K) PLAN     PURCHASE PLAN
                   ----                 -------    -----------     -------------
    John P. O'Leary, Jr...............  $20,800      $1,357            $360
    David C. O'Leary..................  $17,600      $1,401            $360
    Brian C. Mullins..................  $20,800      $1,433            $240

     Option Exercises and Values. The following table sets forth as to the persons named in the Summary Compensation Table information with respect to the number of shares of the Company's Common Stock acquired upon the exercise of stock options during the 2000 fiscal year, the value realized from such exercises, the number of shares covered by unexercised stock options held at August 31, 2000 and the value of such unexercised stock options at August 31, 2000.

              AGGREGATED OPTION EXERCISES IN 2000 FISCAL YEAR AND
                       2000 FISCAL YEAR END OPTION VALUES

                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                             SHARES              OPTIONS AT 2000              2000 FISCAL YEAR
                                            ACQUIRED           FISCAL YEAR END(#)                 END($)(1)
                                           ON EXERCISE     ---------------------------   ---------------------------
                 NAME                          (#)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                 ----                    ---------------   -----------   -------------   -----------   -------------
John P. O'Leary, Jr...................        None           70,500         100,000        $88,575       $143,000
David C. O'Leary......................        None           35,250          65,000        $44,288       $ 92,950
Brian C. Mullins......................        None           46,650          40,000        $122,720      $ 57,200

---------------

(1) The value of unexercised in-the-money stock options is the difference between the aggregate fair market value of shares covered by stock options with an exercise price less than fair market value at 2000 fiscal year end and the aggregate exercise price of such stock options.

     Supplemental Retirement Benefits. The Company has a supplemental executive retirement plan under which supplemental retirement benefits may be paid by the Company directly to key executives designated by the Compensation Committee. John P. O'Leary, Jr., and Brian C. Mullins have been designated as participants. Under the plan, designated percentages of compensation are credited each fiscal quarter to an unfunded bookkeeping account for each participant. Interest is thereafter credited to the account for each fiscal quarter at the then prime rate as announced by the Company's principal bank. Payments from the account commence after the later of the participant's termination of employment or age 55 and are paid in the form of a single life annuity unless another form of annuitized payment is elected. A participant does not have the option to elect to receive a lump sum payment from the Company. Under an agreement entered into with each participant, the supplemental retirement benefits may be forfeited in the event of certain activity by the participant not in the best interests of the Company during the three-year period following termination of employment. During the 2000 fiscal year, the amounts accrued by the Company under the plan to the bookkeeping accounts for the benefit of John P. O'Leary, Jr. and Brian C. Mullins, including accrued interest, amounted to $35,629, and $20,531, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's principal bank is Mellon Bank, N.A. ("Mellon"), of which Jeffery L. Leininger, a director of the Company, is a Vice Chairman. In September 1999, the Company entered into a new $90,000,000 credit agreement with Mellon Bank, N.A. and a second bank providing for a $45,000,000 revolving credit facility expiring on September 1, 2004 and $45,000,000 in five year term notes. The Company initially borrowed $19,030,000 under the revolving credit facility, of which $12,686,667 was borrowed from Mellon and the $45,000,000 under the term notes, of which $30,000,000 was borrowed from Mellon. The term notes are repayable in quarterly installments of $1,125,000 with a final payment of $22,500,000 on September 1, 2004. The proceeds were used primarily to repay in full the outstanding borrowings under a credit agreement with Mellon in effect at August 31, 1999. In August 2000, the credit agreement was amended to increase the amount available under the revolving credit facility to $55,000,000 through August 31, 2001. Under the credit agreement the Company may choose between interest rate options for specified interest periods for both the revolving credit facility and the term notes. The credit agreement also provides for a facility fee of 0.25% per annum on each lender's commitment. At August 31, 2000, $40,030,000 was borrowed under the revolving credit facility, of which $26,686,667 was borrowed from Mellon, and the term notes had a remaining outstanding principal balance of $40,500,000, of which $27,000,000 was borrowed from Mellon. Separately, the Company has entered into an interest rate swap and cap agreement with Mellon to reduce the impact of increases in interest rates on the Company's variable rate long-term debt. The notional value under this agreement at August 31, 2000 amounted to $18,500,000.

     For information regarding transactions involving Robert W. Kampmeinert and Harold F. Reed, Jr., directors of the Company, see "Compensation Committee Interlocks and Insider Participation".

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the 2000 fiscal year, the members of the Compensation Committee were Robert W. Kampmeinert (Chairman), Harold F. Reed, Jr. and Thomas P. Woolaway.

     Robert W. Kampmeinert is the Chairman, President and Chief Executive Officer of Parker/Hunter Incorporated, an investment banking firm which rendered professional services to the Company during the 2000 fiscal year and will render professional services to the Company during the 2001 fiscal year.

     Harold F. Reed, Jr. is a partner in the law firm of Reed, Luce, Tosh, Wolford and Douglass which rendered professional services to the Company during the 2000 fiscal year and will render professional services to the Company during the 2001 fiscal year. Mr. Reed is also Secretary of the Company.

     Thomas P. Woolaway, a co-founder of the Company, was an officer of the Company from its formation until his retirement in 1994. Mr. Woolaway was the Chief Operating Officer of the Company at the time of his retirement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's compensation program for its executive officers is administered by the Compensation Committee of the Board of Directors, all the members of which are non-employee directors. The program is composed primarily of cash compensation, consisting of base salary and a bonus, but also includes non-cash compensation in the form of stock options and accrued supplemental retirement benefits. As of August 31, 2000, the Company had three executive officers, each of whom is named in the Summary Compensation Table included in this Proxy Statement.

     Base Salary and Bonus. The base salary and bonus of each executive officer for each fiscal year is established by the Board of Directors upon the recommendations by the Committee. Base salary for a fiscal year is determined at the end of the preceding fiscal year. Bonuses for a fiscal year are determined after the financial results for the fiscal year become available.

     Base salaries represent the fixed portion of the executive officers' total compensation. The base salary of each executive officer depends primarily on the office and responsibilities of such executive officer. Apart from changes to recognize increases in responsibilities (for example, the base salary of David
C. O'Leary was increased more significantly than the base salaries for the other executive officers in fiscal year 1999 as a result of his having become the Company's Chief Operating Officer), it is intended that increases in the base salaries of executive officers reflect the rate of inflation, individual performance and the Company's profit performance during the preceding fiscal year. Based on these criteria, and in recognition of the establishment of the Annual Incentive Bonus Plan (described below) and the grant of stock options under the 1997 Stock Incentive Plan (also described below) the base salaries recommended by the Committee, and approved by the Board, for the executive officers for the 2000 fiscal year were in the range of 5%.

     As to bonuses, the Committee strongly believes that a meaningful portion of the total compensation of the executive officers should be variable and determined in a manner that is tied to the profitability of the

Company. Prior to fiscal year 1999, no plan existed which required that bonuses be paid if certain criteria were met and there was no formula which prescribed the factors to be considered in awarding bonuses. In general, the Committee considered financial results and individual performance for a fiscal year in the context of financial results and individual performance in recent prior fiscal years and recommended the bonuses of the executive officers on this basis. Commencing in August 1997, the Committee began considering revision of the bonus system to provide a more incentive based and target oriented bonus computation. Thereafter, in November 1997 the Company retained William M. Mercer, Incorporated, a compensation consultant, to review the Company's compensation arrangements for senior management. The review was undertaken in conjunction with a Company reorganization from centralized management to five divisions determined on a geographical basis, each with a division Vice President responsible for a group of five to nine manufacturing facilities. During the remainder of the 1998 fiscal year, Mercer prepared a competitive pay levels study and recommended an incentive bonus plan which was reviewed in depth by the Committee. In August 1998, the effort culminated in the adoption of the Annual Incentive Bonus Plan (the "Plan") with respect to executive officers, among others. The Plan provides for the establishment of financial targets expressed in terms of sales growth, return on sales and return on assets and the payment of bonuses primarily depending on the extent to which the targets are achieved. The bonuses for the executive officers, including the Chief Executive Officer, for the 1999 and 2000 fiscal years were determined primarily by the extent to which the financial targets established for the 1999 and 2000 fiscal years were achieved. While the Committee places significant weight on results calculated under the Plan, its bonus recommendations for the executive officers may take into account other factors, principally individual performance. While the Committee makes recommendations, the ultimate responsibility for determination and approval of bonuses for the executive officers rests with the Board of Directors.

     The Committee does not recommend base salaries or bonuses based on compensation paid to comparable executives by other companies, although from time to time the Committee reviews ranges of compensation for executive officers of manufacturing companies with comparable sales.

     Stock Options. The Committee recommends stock option grants to the Board of Directors. Stock options have been the principal form of long-term compensation received by the Company's executive officers. The Committee has favored stock options as a long-term incentive because they match the interests of the employee-optionholder with those of the shareholders. Any value received by the employee is tied directly to stock price increases. Stock options have generally been granted each October following the release of the Company's financial results for the preceding fiscal year. The number of shares covered by each stock option grant depends on the optionee's responsibilities with the Company, as reflected by the optionee's job classification. John P. O'Leary, Jr., by virtue of his position as Chief Executive Officer, has received stock options for greater numbers of shares than the other executive officers (see "Compensation of Executive Officers--Summary Compensation Table"). The grants made in fiscal year 1998 were made under the Company's 1989 Stock Incentive Plan (the "1989 Plan"). The exercise price of the options granted is 100% of the fair market value of the Company's Common Stock on the effective date of grant, the options became exercisable after six months and the options have a ten-year term. No further stock options may be granted under the 1989 Plan.

     In October 1997, the Committee recommended that the Board of Directors adopt, and the Board adopted, the Company's 1997 Stock Incentive Plan (the "1997 Plan"), which was then approved by the Company's shareholders in December 1997. Under the 1997 Plan, the Board may currently grant options to purchase a total of 750,000 shares of the Company's Common Stock to key employees of the Company and its subsidiaries and to the Company's non-employee directors. (The Board has amended the 1997 Plan, subject to shareholder approval, to increase to 1,000,000 shares the total number of shares as to which options may be granted. See "Approval of Amendment of 1997 Stock Incentive Plan"). The grants made in fiscal year 1999 were made under the 1997 Plan (see "Compensation of Executive Officers--Summary Compensation Table") and were substantially as recommended by William M. Mercer, Incorporated in a report delivered to the Committee in August 1998. The philosophy of the 1997 Plan includes promoting the long-term success of the Company by creating a long-term mutuality of interest between the Company's key employees and non-employee directors and the Company's shareholders and providing an additional inducement to these employees to remain with the Company as well as a means through which the Company may attract and retain high-quality employees. The grants were made in four equal tranches, one of which becomes exercisable three years after the date of grant solely on the basis of the passage of time. The other three tranches do not vest until seven years after the date of grant but may become exercisable earlier upon the achievement of certain increases in the stock price of the Company's Common Stock. As in prior years, the exercise price of the options is 100% of the fair market value of the Company's Common Stock on the effective date of grant and the options have a ten-year term. Consistent with the intention of the Board and the Committee that a significant portion of an executive officer's total compensation be tied to the long-term financial success of the Company and its shareholders, the grants to the executive officers were significantly larger than the grants made in prior years. The stock options granted to John P. O'Leary, Jr. covered significantly more shares than the grants to the other executive officers. The amounts of options granted combined with the longer vesting periods and stock price targets were designed to provide meaningful but reasonable compensation to the executive officers in relation to the rewards enjoyed by the Company's shareholders.

     Contemporaneous with the recommendations made by the Committee in fiscal year 1999, the Committee decided that it would not necessarily recommend that options be granted to executive officers each year. The Committee will make a determination each year as to whether or not to recommend to the Board that options be granted to the executive officers and in what amounts. In fiscal year 2000 no grants were made to the executive officers.

     Retirement Benefits. The Company's executive officers will receive retirement benefits under the Company's individual account defined contribution pension plan for salaried employees and the Company's Section 401(k) Plan, both of which are qualified plans under the Internal Revenue Code. In addition, benefits payable directly by the Company to John P. O'Leary, Jr. and Brian C. Mullins upon retirement are being accrued by the Company in unfunded bookkeeping accounts established under the Company's supplemental executive retirement plan.

     Other. The executive officers may also participate in the Company's Common Stock Purchase Plan for Salaried Employees which is administered by the Committee. Certain perquisites and other personal benefits are provided to certain of the Company's employees, including its executive officers, but, in the aggregate, they are not significant.

     The Committee is aware that the deduction for tax purposes for compensation paid to the Chief Executive Officer and the other executive officers is limited to $1 million under Section 162(m) of the Internal Revenue Code and that certain performance based compensation may be excluded from this limitation. The Committee has not recommended that any steps be taken to qualify any compensation for the exclusion because it has not been necessary to do so.

                                          Respectfully submitted,

                                          Robert W. Kampmeinert, Chairman
                                          Harold F. Reed, Jr.
                                          Thomas P. Woolaway

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return on the Company's Common Stock over the 1996-2000 fiscal years with the cumulative total return of the Russell 2000 Index and the Dow Jones Containers and Packaging Industry Group over the same period. The graph assumes a $100 investment on August 31, 1995 in the Company's Common Stock and in each of the indices and assumes the reinvestment of dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
              AMONG TUSCARORA INCORPORATED, THE RUSSELL 2000 INDEX
                AND THE DOW JONES CONTAINERS AND PACKAGING INDEX

                                                                                                                DOW JONES
                                                        TUSCARORA                                             CONTAINERS &
                                                      INCORPORATED                RUSSELL 2000                  PACKAGING
                                                      ------------                ------------                ------------
1995                                                     100.00                      100.00                      100.00
1996                                                      96.15                      110.82                      100.23
1997                                                     114.71                      142.91                      135.47
1998                                                      98.28                      115.19                      105.20
1999                                                      85.31                      147.86                      119.35
2000                                                     101.37                      169.47                       82.00

                             AUDIT COMMITTEE REPORT

     We have reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended August 31, 2000.

     We have discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

     We have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent public accountants their independence.

     Based on the review and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2000.

                                          Respectfully submitted,

                                          David I. Cohen, Chairman
                                          Abe Farkas
                                          Karen L. Farkas
                                          Jeffery L. Leininger

                            APPROVAL OF AMENDMENT OF
                           1997 STOCK INCENTIVE PLAN

     The 1997 Stock Incentive Plan (the "1997 Plan") was adopted by the Company's Board of Directors on October 17, 1997 and the adoption of the 1997 Plan was approved by the Company's shareholders at the Annual Meeting of Shareholders held on December 18, 1997.

DESCRIPTION OF AMENDMENT

     On October 13, 2000, the Board of Directors, on the recommendation of the Compensation Committee, approved an amendment of the 1997 Plan to increase the total number of shares which may be issued thereunder by an additional 250,000 shares. The amendment increases the total number of shares which may be issued under the 1997 Plan from 750,000 shares to 1,000,000 shares, subject to proportionate adjustment in the event of stock splits and similar events. The amendment must be approved by the Company's shareholders and, if the shareholders do not approve the amendment, the 1997 Plan will remain in effect without including the amendment. The Board recommends a vote "FOR" approval of the amendment of the 1997 Plan and, unless otherwise directed therein, the proxies solicited by the Board will be voted "FOR" approval of the amendment.

     In October 2000, the Board also amended the 1997 Plan to provide that if the outstanding shares of Common Stock of the Company are changed into or become exchangeable for cash or any other property, then the shares of Common Stock subject to options will also be substituted for such cash or other property. The effect of this amendment is that if the Company engaged in any fundamental transaction, such as a reorganization, recapitalization, merger or consolidation in which its shares of Common Stock were changed into cash or other property, outstanding stock options would, likewise, be changed into such cash or other property. The Company determined that the amendment did not require shareholders' approval.

VOTE REQUIRED

     Under Pennsylvania law, the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of the Company's Common Stock voting in person or represented by proxy and entitled to vote, a quorum being present, is necessary for the approval of the amendment of the 1997 Plan. Abstentions from voting by shareholders present in person or represented by proxy and entitled to vote are not votes cast "FOR" or "AGAINST" the approval of the amendment of the 1997 Plan and are therefore not counted in determining whether the required vote has been obtained.

SUMMARY OF THE PLAN

     The material features of the 1997 Plan are summarized below.

General

     The purposes of the 1997 Plan are to encourage eligible individuals, which include employees and non-employee directors of the Company and its subsidiaries,

     - to increase their efforts to make the Company and its subsidiaries more successful,

     - to provide an additional inducement for such persons to remain with the Company or a subsidiary,

     - to reward such persons by providing an opportunity to acquire the Company's Common Stock on favorable terms, and

     - to provide a means through which the Company may attract able persons to enter its employ.

     Employees of the Company or any subsidiary who share responsibility for the management, growth or protection of the business of the Company or any subsidiary and directors of the Company who are not also employees are eligible to receive awards under the Plan.

     As amended, the aggregate number of shares of the Company's Common Stock which may be issued under the Plan is 1,000,000 shares, subject to proportionate adjustment in the event of stock splits and similar events. No awards may be granted under the Plan subsequent to December 17, 2007.

     In the event any outstanding stock option is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock not purchased under the stock option are again available for purposes of the 1997 Plan, except that to the extent that alternative stock appreciation rights granted in conjunction with a stock option under the 1997 Plan are exercised and the related stock option surrendered, the number of shares available for purposes of the 1997 Plan will be reduced by the number of shares of Common Stock issued upon exercise of the alternative stock appreciation rights. If any shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted shares awarded under the 1997 Plan, the number of shares so forfeited are again available for purposes of the 1997 Plan. To the extent performance shares are not earned, the number of shares is again available for purposes of the Plan.

     The shares which may be issued under the 1997 Plan may be either authorized but unissued shares or treasury shares or partly each.

     Stock options are currently outstanding under the Company's 1989 Stock Incentive Plan. No other share awards were granted under this plan, and no further stock options or other awards may be granted thereunder.

Administration

     The Plan is administered by the Board. The Board has full authority, in its discretion, to interpret the Plan and to determine the persons who will receive awards and the number of shares to be covered by each award. In determining the eligibility of any participant, as well as in determining the number of shares to be covered by an award and the type of awards to be made to such individuals, the Board will consider the position and responsibilities of the person being considered, the nature and value to the Company or subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or subsidiary and such other factors as the Board may deem relevant.

     The types of awards which the Board has authority to grant are (1) stock options (with or without cash payment rights or alternative stock appreciation rights) (2) restricted shares and (3) performance shares. Each of these types of awards is described below.

Stock Options

     The Plan provides for the grant of "incentive stock options" pursuant to
Section 422 of the Code, or "nonstatutory stock options", which are stock options that do not so qualify. Stock options may not be granted in tandem, and incentive stock options may only be granted to employees. The option price for each stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date the stock option is granted. Fair market value, for purposes of the Plan, is generally the mean between the publicly reported high and low sale prices per share of the Company's Common Stock for the date as of which fair market value is to be determined. On October 24, 2000 the fair market value of a share of the Company's Common Stock, as so computed, was $13.875.

     A stock option granted becomes exercisable at such time or times and/or upon the occurrence of such event or events as the Board may determine. Unless otherwise determined by the Board, a stock option granted is exercisable from its date of grant. No stock option may be exercised after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

     The option price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash the holder of an option may, if authorized by the Board at the time of grant in the case of an incentive stock option or at any time in the case of a nonstatutory stock option, pay the option price in whole or in part by delivering to the Company shares of the Company's Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash, and no shares of the Company's Common Stock which have been held less than one year may be delivered in payment of the option price of a stock option.

     For incentive stock options, the aggregate fair market value (determined on the date of grant) of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the exercise date of incentive stock options is accelerated pursuant to any provision of the 1997 Plan or any agreement (see "Additional Rights in Certain Events" below) and the acceleration would result in a violation of this limitation, then, subject to the provisions of the next sentence, the exercise dates of such incentive stock options will be accelerated only to the extent, if any, that does not result in a violation of such limitation and, in any such event, the exercise dates of the incentive stock options with the lowest option prices will be accelerated first. The Board may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation and even if such incentive stock options would as a result be converted in whole or in part into nonstatutory stock options.

     Notwithstanding any provision of the 1997 Plan or any stock option agreement, or amendment thereto, any optionee who has made a hardship withdrawal from the Company's Section 401(k) Plan (or other holder of an option granted to such a grantee) is prohibited, for a period of twelve (12) months following such hardship withdrawal, from exercising any stock option granted under the 1997 Plan in such a manner and to the extent that the exercise of such stock option would result in an employee elective contribution or an employee contribution to an employer plan within the meaning of Treasury Regulation sec. 1.401(k)- 1(d)(2)(iv)(B)(4) or any successor regulation thereto. The unofficial position of the Internal Revenue Service appears to be that the payment of the option price in cash would result in such a contribution whereas the payment of the option price in shares would not.

     Unless the Board, in its discretion, otherwise determines at the grant of a stock option, the following provisions of this paragraph will apply in the event of an optionee-employee whose employment is terminated, except that the second preceding paragraph will apply in any event if the exercise date of any incentive stock option is accelerated and the preceding paragraph will apply in any event if an optionee makes a hardship withdrawal under the Company's Section 401(k) Plan. If the employment of an optionee is voluntarily terminated with the consent of the Company, or the optionee retires under any retirement plan of the Company, all outstanding stock options held by the optionee will be exercisable (but only to the extent exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the stock option or within three years after termination of employment, whichever is the shorter period. Following the death of an optionee during employment, all outstanding stock options of the optionee at the time of death will be exercisable (whether or not so exercisable immediately prior to the death of the optionee) by the holder of the option, or if the optionee held the option at the time of death, by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within three years after the date of death of the optionee, whichever is the shorter period. Following the death of the optionee after termination of employment, all outstanding stock options of the optionee at the time of death will be exercisable (but only to the extent exercisable immediately prior to the death of the optionee without taking into account the restriction on exercise relating to hardship withdrawals) by the holder of the option, or if the optionee held the option at the time of death, by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the shorter of (i) the expiration date of the stock option or (ii) within three years after the date of termination of employment of the optionee or one year after the date of death of the optionee, whichever is the longer period. If the employment of an optionee terminates for any other reason, all outstanding stock options granted to the optionee, whether or not exercisable immediately prior to termination of employment, will automatically terminate.

     Unless the Board, in its discretion, otherwise determines at the grant of a stock option, the following provisions of this paragraph will apply in the event of an optionee who is a non-employee director whose services with the Company are terminated. If a non-employee director ceases to be a director of the Company for any reason other than resignation, removal for cause or death, any then outstanding stock option of the non-employee director will be exercisable (but only to the extent exercisable immediately prior to ceasing to be a director) at any time prior to the expiration date of the stock option or within three years after the date the non-employee director ceases to be a director, whichever is the shorter period. If during his or her term of office as a director, a non-employee director resigns from the Board (which does not include not standing for reelection at the end of his or her then current term) or is removed from office for cause, any then outstanding stock option of such non-employee director (whether or not exercisable by the non-employee director immediately prior to resignation or removal) shall automatically terminate. Following the death of an optionee during service as a non-employee director, all outstanding stock options of such non-employee director at the time of death will be exercisable in full by the holder of the option (whether or not so exercisable immediately prior to the death of the optionee) or, if the non-employee director held the stock option at the time of death, by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within three years after the date of death, whichever is the shorter period. Following the death of a non-employee director after service as a non-employee director, all outstanding stock options of such non-employee director at the time of death will be exercisable (but only to the extent exercisable immediately prior to the death of the optionee) by the holder of the stock option or, if the non-employee director held the stock option at the time of death, by the person entitled to do so under the Will of the optionee or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the shorter of (i) the expiration date of the stock option or (ii) within three years after the date of death of the optionee, whichever is the longer period.

     No incentive stock option granted under the 1997 Plan is transferable other than by Will or by the laws of descent and distribution, and an incentive stock option may be exercised during an optionee's lifetime only by the optionee. Unless the Board, in its discretion, otherwise determines, nonstatutory stock options may be transferred by the optionee by gift to the optionee's spouse or to any of the optionee's lineal descendants or to the trustee(s) of a trust for the benefit of any such persons.

     Each grant of a stock option must be confirmed by a stock option agreement between the Company and the optionee which sets forth the terms of the stock option.

Alternative Stock Appreciation Rights

     The Board may grant alternative stock appreciation rights to employees in conjunction with an incentive stock option only at the time of the stock option grant. Alternative stock appreciation rights may be granted in conjunction with a nonstatutory stock option to employees or non-employee directors either at the time the stock option is granted or at any time during the term of the stock option.

     Alternative stock appreciation rights are exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option. An alternative stock appreciation right entitles the person exercising the stock option to surrender the related stock option or any portion thereof without exercising the stock option and to receive from the Company that number of shares of the Company's Common Stock having an aggregate fair market value on the date of exercise of the alternative stock appreciation right equal to the excess of the fair market value of one share of the Company's Common Stock on such date over the option price per share times the number of shares covered by the stock option or portion thereof which is surrendered. Alternative stock appreciation rights granted under the 1997 Plan may be paid in cash or part in cash and part in shares, in the discretion of the Board.

Cash Payment Rights

     The Board may grant cash payment rights to employees or non-employee directors in conjunction with a nonstatutory stock option, either at the time of the stock option grant or at any time thereafter during the term of the stock option.

     Cash payment rights entitle the person exercising them, upon exercise of the stock option, or any portion thereof, to receive from the Company cash, in addition to the shares to be received upon exercise of the stock option, equal to the excess of a percentage (not greater than 100%) of the fair market value of one share on the date of exercise over the option price per share, multiplied by the number of shares covered by the stock option, or portion thereof, which is exercised.

Restricted Shares

     Restricted shares of the Company's Common Stock may be awarded to employees or non-employee directors by the Board and will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares while subject to restriction) as the Board may impose and will be subject to forfeiture in whole or in part if certain events (which may, in the discretion of the Board, include termination of employment and/or performance-based events) specified by the Board occur prior to the lapse of the restrictions. The restricted share agreement between the Company and the grantee will set forth the number of restricted shares awarded to the awardee, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the restricted shares in whole or in part and such other terms and conditions as the Board in its discretion deems appropriate.

     Following a restricted share award and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares will be held in escrow. Upon the lapse or termination of the restrictions (and not before), the share certificates will be delivered to the grantee. The Board, in its discretion, may determine that dividends and other distributions on the shares held in escrow will not be paid to the grantee until the lapse or termination of the applicable restrictions. From the date a restricted share award is effective, however, the grantee will be a shareholder with respect to the restricted shares and will have all the rights of a shareholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares, subject only to the preceding provisions of this paragraph, the succeeding paragraph and the restrictions imposed by the Board.

     If a dividend or other distribution is declared upon the Company's Common Stock payable in shares of the Common Stock, the shares of the Common Stock distributed with respect to any restricted shares held in escrow will also be held by the Company in escrow and be subject to the same restrictions as are applicable to the restricted shares. If the outstanding shares of the Company's Common Stock are changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another company or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation or otherwise, such stock or other securities or cash or other property into which any restricted shares held in escrow are changed or for which any restricted shares held in escrow may be exchanged will also be held by the Company in escrow and be subject to the same restrictions as are applicable to the restricted shares.

Performance Shares

     The Board may award performance shares to employees or non-employee directors which will entitle the grantee to receive up to the number of shares of the Company's Common Stock covered by the award at the end or at a specified time or times during a specified award period contingent upon the extent to which one or more predetermined performance targets are satisfied during the award period. The performance target or targets may be expressed in terms of earnings per share, return on shareholder equity, operating profit, return on capital employed or such other measures of accomplishment by the Company or a subsidiary, or the grantee individually, as may be established, in its discretion, by the Board. The performance target or targets may vary for different award periods and need not be the same for each grantee receiving an award for an award period. The performance target or targets and such other terms and conditions of the award of the performance shares as the Board, in its discretion, deems appropriate will be set forth in a performance share agreement between the Company and the grantee.

     At any time prior to the end of an award period, the Board may adjust downward (but not upward) the performance target or targets as a result of major events unforeseen at the time of the award, such as changes in the economy, in the industry or the laws affecting the operations of the Company or a subsidiary, or any branch, department or portion thereof, or any other event the Board determines would have a significant impact on the probability of attaining the previously established performance target or targets. The Board, in its discretion, may determine that grantees are entitled to any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares.

     If prior to the close of an award period, the employment of a grantee of performance shares is voluntarily terminated with the consent of the Company or a subsidiary, the grantee retires under any retirement plan of the Company or a subsidiary or the grantee dies, the Board, in its discretion, may determine to pay to the grantee all or part of the performance shares based upon the extent to which the Board determines the performance target or targets have been achieved and such other factors the Board may deem relevant. Unless performance shares are deemed to have been fully earned as a result of the occurrence of certain events (see "Additional Rights in Certain Events" below), if the employment of a grantee of an award of performance shares terminates prior to the time the performance shares have been earned for any other reason, the unearned performance shares will be deemed not to have been earned.

Other Shares

     The Board, in its discretion, may from time to time make other awards of shares of the Company's Common Stock to employees or non-employee directors under the Plan as an inducement to the grantee to retain his or her services for the Company or a subsidiary, in recognition of the contribution of the grantee to the performance of the Company or a subsidiary, or any branch, department or portion thereof, in recognition of the grantee's individual performance or on the basis of such other factors as the Board may deem relevant.

Additional Rights in Certain Events

     The Plan provides for certain additional rights upon the occurrence of one or more events described in Section 8 of the Plan ("Section 8 Events"). Such an event is deemed to have occurred, with certain exceptions, when

     - the Company acquires actual knowledge that any person (other than the Company, a subsidiary or any employee benefit plan sponsored by the Company) has acquired beneficial ownership, directly or indirectly, of securities representing 20% or more of the voting power of the Company,

     - a tender offer is made to acquire securities of the Company entitling the holders thereof to 20% or more of the voting power of the Company,

     - a solicitation subject to Rule 14a-11 under the Securities Exchange Act of 1934 (the "1934 Act") (or any successor Rule) relating to the election or removal of 50% or more of the Board or any class of the Board is made by any person other than the Company or less than 51% of the members of the Board are Continuing Directors (as defined below), or

     - the shareholders of the Company approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the shareholders of the Company immediately prior to the transaction will not hold, directly or indirectly, immediately following the transaction a majority of the voting power of (1) in the case of a merger or consolidation, the surviving or resulting corporation, (2) in the case of a share exchange, the acquiring corporation or (3) in the case of a division or sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Company immediately prior to the transaction.

     A "Continuing Director" means a director of the Company who either (i) was a director of the Company on the effective date of the Plan or (ii) is an individual whose election, or nomination for election, as a director of the Company was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company which would be subject to Rule 14a-11 under the 1934 Act (or any successor Rule)).

     Subject to the provisions of Section 4 of the Plan limiting such rights in the case of incentive stock options, unless the agreement between the Company and the grantee otherwise provides, if any Section 8 Event occurs (i) all outstanding stock options will become immediately and fully exercisable, (ii) all stock options granted to a grantee whose employment or service as a Director with the Company or a subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or a subsidiary or death will be exercisable for a period of three years from the date of such termination of employment or service as a Director but in no event after the expiration date of the stock option, (iii) all restrictions applicable to restricted shares awarded under the Plan will lapse and (iv) all performance shares awarded under the Plan will be deemed to have been fully earned as of the date of the Section 8 Event, regardless of the attainment or nonattainment of any performance target.

Miscellaneous

     The Board of Directors may alter or amend the 1997 Plan at any time, except that, without approval of the shareholders of the Company, no alteration or amendment may (i) increase the total number of shares which may be issued under the 1997 Plan, (ii) decrease the purchase price at which stock options may be granted, (iii) reprice outstanding stock options or other awards, or (iv) extend the duration of the 1997 Plan. In addition, no alteration or amendment of the 1997 Plan may, without the written consent of the holder of any outstanding grant or award under the 1997 Plan, adversely affect the rights of such holder with respect thereto.

     The Board of Directors may also terminate the 1997 Plan at any time, but termination of the 1997 Plan would not terminate any outstanding stock options, alternative stock appreciation rights, or cash payment rights granted under the 1997 Plan or cause a revocation or forfeiture of any restricted share award or performance share award under the 1997 Plan.

     If an employee who has been granted stock options or awarded restricted shares or performance shares under the 1997 Plan engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment, which is in competition with the Company or any of its subsidiaries, the Board may in its discretion immediately terminate all stock options granted to such person and declare forfeited all restricted shares or performance shares granted to such person as to which the restrictions have not yet lapsed.

     The 1997 Plan contains no provision prohibiting the grant of stock options by the Board upon the condition that outstanding stock options granted at a higher option price be surrendered for cancellation. Certain outstanding stock options granted under the 1997 Plan may from time to time have option prices in excess of the market price per share of the Company's Common Stock. It is possible, therefore, that the Board may grant stock options under the 1997 Plan exercisable at the fair market value of shares of Common Stock on the date of grant upon the condition that outstanding stock options with a higher option price granted under the 1997 Plan be surrendered for cancellation.

POSSIBLE ANTI-TAKEOVER EFFECT

     The provisions of the Plan providing for the acceleration of the exercise date of stock options, the lapse of restrictions applicable to restricted shares and the deemed earnout of performance shares upon the occurrence of a Section 8 Event, and for the extension of the period during which stock options may be exercised upon termination of employment following a Section 8 Event may be considered as having an anti-takeover effect.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of awards under present law.

     Incentive Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

     If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a "disqualifying disposition," the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. Under proposed regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of the Company's Common Stock. If shares of the Company's Common Stock received upon the prior exercise of an incentive stock option are transferred to the Company in payment of the option price of an incentive stock option within either of the periods referred to above, the transfer will be considered a "disqualifying disposition" of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, will be recognized.

     Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a "disqualifying disposition." Except as described in "Other Tax Matters" below, if an amount is treated as compensation received by an optionee because of a "disqualifying disposition," the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

     Nonstatutory Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. If the option price of a nonstatutory stock option is paid in whole or in part with shares of the Company's Common Stock, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.

     There is no published authority directly addressing the Federal income tax consequences of certain aspects of transferring nonstatutory stock options, and the following statements of the probable tax consequences are based on the Company's interpretation of present law. An optionee should not recognize any taxable income for Federal income tax purposes upon transfer of a nonstatutory stock option by gift. Upon the exercise of a nonstatutory stock option by the transferee, the optionee should be treated as receiving compensation, which is subject to tax withholding, even though the nonstatutory stock option is exercised by a transferee rather than an optionee.

     Except as described in "Other Tax Matters" below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

     Alternative stock appreciation rights. A grantee does not recognize any taxable income for Federal income tax purposes upon receipt of alternative stock appreciation rights. Upon the exercise of alternative stock appreciation rights, the fair market value of the shares received, determined as of the date of exercise, and any cash received, is generally treated as compensation received in the year of exercise. In each instance that an amount is treated as compensation received, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Cash Payment Rights. A grantee does not recognize any taxable income for Federal income tax purposes upon receipt of cash payment rights. Any cash received in payment of cash payment rights is treated as compensation received by the grantee in the year in which the grantee becomes entitled to receive the cash payment. Except as described in "Other Tax Matters" below, in each instance that an amount is treated as compensation received, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Restricted Shares. A grantee of restricted shares will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, a grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. Except as described in "Other Tax Matters" below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee.

     Performance Shares. A grantee of performance shares does not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any shares of the Company's Common Stock received pursuant to the award are treated as compensation income received generally in the year in which the shares are received. The amount of compensation income is the fair market value of the shares on the date compensation income is recognized. The Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Other Tax Matters. The acceleration of the exercise date of a stock option or the exercise of a stock option, the lapse of restrictions on restricted shares or the deemed earnout of performance shares following the occurrence of a
Section 8 Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the grantee on certain amounts associated with the stock option and certain payments of the Company's Common Stock resulting from such lapse of restrictions on restricted shares or deemed earnout of performance shares and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries.

     Under Section 162(m) of the Code, the Company or one of its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of the compensation paid to any employee if, as of the close of the tax year, the employee is the Chief Executive Officer of the Company or is among the four highest compensated officers for that tax year (other than the Chief Executive Officer) for whom total compensation is required to be reported to shareholders under the 1934 Act, if the total compensation paid to such employee exceeds $1,000,000.

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Company and its subsidiaries for the 2001 fiscal year. Ernst & Young LLP has audited the financial statements of the Company and its subsidiaries since the 1997 fiscal year. Although the appointment of independent public accountants is not required to be submitted to a vote of the shareholders, the Board believes that shareholders should participate in the selection of the independent public accountants through the ratification process.

     The Board of Directors recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP and, unless otherwise directed therein, the proxies solicited by the Board will be voted "FOR" the ratification of the appointment of Ernst & Young LLP. In the event the shareholders fail to ratify the appointment, the Board will consider such vote as a direction to appoint other independent public accountants for the 2002 fiscal year.

     The Board of Directors expects that representatives of Ernst & Young LLP will be present at the Annual Meeting. The Board understands that while such representatives do not presently plan to make a statement at the Meeting, they will be available to respond to appropriate questions.

VOTE REQUIRED

     Under Pennsylvania law, the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of the Company's Common Stock voting in person or represented by proxy and entitled to vote, a quorum being present, is necessary for the ratification of the appointment of Ernst & Young LLP. Abstentions from voting by shareholders present in person or represented by proxy and entitled to vote are not votes cast "FOR" or "AGAINST" the ratification of the appointment of Ernst & Young LLP and are therefore not counted in determining whether the required vote has been obtained.

                                 OTHER MATTERS

     No business other than that set forth above is expected to come before the Annual Meeting or any adjournment thereof. Should other business properly come before the Meeting or any adjournment thereof, the proxy holders will vote upon the same in their discretion and best judgment.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to the solicitation of proxies by mail, the officers and regular employees of the Company may solicit proxies in person or by telephone or telegraph. Brokers, banks and other holders of record, either directly or through an agent, will forward proxy soliciting material and the Company's Annual Report to Shareholders for the fiscal year ended August 31, 2000 to the beneficial owners of the shares of the Company's Common Stock held of record by them, and the Company will reimburse such record holders for their reasonable out-of-pocket expenses incurred in so doing.

                           2001 SHAREHOLDER PROPOSALS

     A proposal submitted by a shareholder for inclusion in the Company's Proxy Statement for the regular annual meeting of shareholders to be held in 2001 must be received by the Secretary, Tuscarora Incorporated, 800 Fifth Avenue, New Brighton, Pennsylvania 15066 on or prior to July 19, 2001. Separately, if the Company does not receive notice of a matter or proposal intended to be raised at such annual meeting on or before October 2, 2001, then the persons appointed by the Board of Directors to act as the proxy holders for such annual meeting will be allowed to use their discretionary voting authority with respect to such matter or proposal at such annual meeting.

     Information with respect to the written notice and information required to be provided by a shareholder of record in order to nominate a candidate for election at an annual meeting of shareholders is contained under the heading "Election of Directors" in this Proxy Statement.

                                           By Order of the Board of Directors,

                                                   Harold F. Reed, Jr.,
                                                        Secretary

                                                                      APPENDIX A

                             TUSCARORA INCORPORATED
                               BOARD OF DIRECTORS
                            AUDIT COMMITTEE CHARTER

TITLE I - ORGANIZATION

     This charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Tuscarora Incorporated (the "Company"). The Committee will review and reassess the charter at least annually. The Committee and its chairpersons shall be appointed by the Board, and shall be comprised of at least three directors, each of whom shall be independent of management and the Company. Members of the Committee will be considered independent if they have no relationship that may interfere with the exercise of their oversight responsibilities for the accounting, internal control and financial reporting practices of the Company. All Committee members will be financially literate, or will become financially literate within a reasonable period of time after appointment to the Committee, and at least one member will have accounting or related financial management expertise.

TITLE II - STATEMENT OF POLICY

     The Committee will provide assistance to the Board in fulfilling its oversight responsibility to the shareholders and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics program as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee shall have full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

TITLE III - RESPONSIBILITIES AND PROCESS

     The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities:

     A. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to monitor and evaluate and, when appropriate, recommend to the Board that the independent auditors be replaced. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures from the independent auditors required by the Independence Standards Board. Annually, the Committee will review and recommend to the Board the appointment of the Company's independent auditors, subject to ratification by the shareholders.

     B. The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee will discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee will meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     C. The Committee will review the Company's quarterly financial results with financial management and the independent auditors prior to the release of earnings. Also, the Committee will discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review and discussion.

     D. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee will discuss the results of the annual audit, and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards and make a determination, based on its review and discussions with management and the independent auditor, whether to recommend to the Board that the financial statements be included in the Company's Annual Report on Form 10-K.

TITLE IV - LIMITATION OF DUTIES

     While this Committee has the oversight responsibilities set forth in the Charter, it is not the duty, responsibility or obligation of this Committee to plan or conduct audits or to determine or certify to any party that the Company's financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. Furthermore, this Committee shall have no duty or obligation to conduct investigations, resolve any disagreements between management and the independent auditor or to assure compliance with applicable laws and regulations or internal policies and procedures of the Company.

                                                                      APPENDIX B

                             TUSCARORA INCORPORATED

                           1997 STOCK INCENTIVE PLAN

     A purpose of the 1997 Stock Incentive Plan (the "Plan") is to encourage eligible employees of Tuscarora Incorporated (the "Company") and its Subsidiaries to increase their efforts to make the Company and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Company or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, without par value, of the Company (the "Common Stock") on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its Subsidiaries. Another purpose of the Plan is to promote the long-term success of the Company by creating a long-term mutuality of interest between the Company's non-employee directors (the "Nonemployee Directors") and the Company's shareholders, to provide an additional inducement for the Nonemployee Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Nonemployee Directors. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                   SECTION 1

                                 ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (the "Board").

     The Board shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

     The Board shall keep records of action taken. A majority of the Board shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Board, shall be the acts of the Board.

                                   SECTION 2

                                  ELIGIBILITY

     Those employees of the Company or any Subsidiary, including employees who are directors of the Company, who share responsibility for the management, growth or protection of the business of the Company or any Subsidiary shall be eligible to be granted stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to receive awards of restricted, performance and other shares as described herein. The Nonemployee Directors shall be eligible to be granted nonstatutory stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to receive awards of restricted shares as described herein.

     Subject to the provisions of the Plan, the Board shall have full and final authority, in its discretion, to grant stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to award restricted, performance and other shares as described herein and to determine the persons to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any person, as well as in determining the number of shares covered by each grant or award and whether alternative stock appreciation rights and/or cash payment rights shall be granted in conjunction with a stock option, the Board shall consider the position and the responsibilities of the person being considered, the nature and value to the Company or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a Subsidiary and such other factors as the Board may deem relevant.

                                   SECTION 3

                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares of the Common Stock that may be issued and as to which grants or awards may be made under the Plan is 1,000,000 shares, subject to adjustment and substitution as set forth in Section 7. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan, except that to the extent that alternative stock appreciation rights granted in conjunction with a stock option under the Plan are exercised and the related stock option surrendered the number of shares available for purposes of the Plan shall be reduced by the number of shares of Common Stock issued upon exercise of such alternative stock appreciation rights. Any restricted shares which are surrendered or forfeited to the Company and any performance shares which are not earned shall again be available for issuance under the Plan.

     The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

                                   SECTION 4

                      GRANT OF STOCK OPTIONS, ALTERNATIVE
                       STOCK APPRECIATION RIGHTS AND CASH
                    PAYMENT RIGHTS AND AWARD OF RESTRICTED,
                          PERFORMANCE AND OTHER SHARES

     The Board shall have authority, in its discretion, (i) to grant "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem), (ii) to award restricted shares,
(iii) to award performance shares and (iv) to make other share awards, all as provided herein. The Board also shall have the authority, in its discretion, to grant alternative stock appreciation rights in conjunction with incentive stock options or nonstatutory stock options with the effect provided in Section 5(D) and to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(E). Alternative stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time the incentive stock option is granted. Cash payment rights may not be granted in conjunction with incentive stock options. Alternative stock appreciation rights and/or cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

     Notwithstanding any other provision contained in the Plan or in any agreement referred to in Section 5(I), but subject to the possible exercise of the Board's discretion contemplated in the last sentence of this Section 4, the aggregate fair market value, determined as provided in Section 5(J) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Board may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation set forth in the first sentence of this paragraph and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

                                   SECTION 5

                 STOCK OPTIONS, ALTERNATIVE STOCK APPRECIATION
                         RIGHTS AND CASH PAYMENT RIGHTS

     Stock options, alternative stock appreciation rights and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

    (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Board, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(J).

    (B) The option price for each stock option shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of cash the person exercising the stock option may (if authorized by the Board at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(J), equal to the option price for the shares being purchased, except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. Delivery of shares, if authorized, may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Board, in its discretion, shall otherwise determine at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the stock option until the Company has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Board, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in
  Section 3.

    (C) Each stock option shall be exercisable at such time or times as the Board, in its discretion, shall determine, except that no stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

    (D) Alternative stock appreciation rights granted in conjunction with a stock option shall entitle the person exercising the alternative stock appreciation rights to surrender the related stock option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of the Common Stock having an aggregate fair market value on the date of exercise of the alternative stock appreciation rights equal to the excess of the fair market value of one share of the Common Stock on such date of exercise over the option price per share times the number of shares covered by the related stock option, or portion thereof, which is surrendered. Alternative stock appreciation rights shall be exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option; provided, however, that alternative stock appreciation rights granted in conjunction with an incentive stock option shall not be exercisable unless the then fair market value of the Common Stock exceeds the option price of the shares subject to the incentive stock option. Cash shall be paid in lieu of any fractional share. The Board shall have the authority, in its discretion, to determine that the obligation of the Company shall be paid in cash or part in cash and part in shares. The date of exercise of alternative stock appreciation rights shall be determined under procedures established by the Board, and as of the date of exercise the person exercising the alternative stock appreciation rights shall be considered for all purposes to be the owner of the shares to be received. To the extent that a stock option as to which alternative stock appreciation rights have been granted is exercised, canceled, terminates or expires, the alternative stock appreciation rights shall be canceled. For the purposes of this Section 5(D), the fair market value of the Common Stock shall be determined as provided in Section 5(J).

    (E) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Company (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Board, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Common Stock on the date of exercise of the stock option over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. Payment of the cash provided for in this Section 5(E) shall be made by the Company as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(E), the fair market value of the Common Stock shall be determined as provided in Section 5(J).

    (F) Unless the Board, in its discretion, shall otherwise determine, (i) no incentive stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death and
  (ii) all incentive stock options shall be exercisable during the lifetime of the grantee only by the grantee. Unless the Board, in its discretion, shall otherwise determine, a nonstatutory stock options may be transferred by the grantee by gift to the grantee's spouse or to any of the grantee's lineal descendants or to the trustee(s) of a trust for the benefit of any such person. Any nonstatutory stock option gifted to any such person or trust shall be subject to the restrictions, terms and conditions of the Plan and the agreement referred to in Section 5(I), and any such transferee shall be deemed to be a grantee and shall upon receipt of such stock option, as a condition of effectiveness of the transfer, sign a written agreement with the Company agreeing to such restrictions, terms and conditions.

    (G) (1) Subject to the provisions of Section 4 in the case of incentive stock options and subject to the restriction on exercise set forth in Section 5(L), unless the Board, in its discretion, shall otherwise determine:

          (i) If the employment of a grantee is voluntarily terminated with the consent of the Company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any outstanding stock option granted to the grantee shall be exercisable (but only to the extent exercisable immediately prior to the termination of employment, provided that the restriction on exercise set forth in Section 5(L) shall not be considered solely in determining the extent to which such stock option is exercisable on the date of termination of employment) at any time prior to the expiration date of such stock option or until three years after the date of termination of employment of the grantee, whichever is the shorter period, and to the extent not exercisable shall terminate;

          (ii) Following the death of a grantee during employment, any outstanding stock option granted to the grantee shall be exercisable in full (whether or not so exercisable immediately prior to the death of the grantee) by the holder of the stock option, or if the grantee held the stock option at the time of death, by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee, at any time prior to the expiration date of the stock option or until three years after the date of death of the grantee, whichever is the shorter period;

          (iii) Following the death of a grantee after termination of employment during a period when a stock option is exercisable, the stock option shall be exercisable by the holder of the stock option, or if the grantee held the stock option at the time of death, by such person entitled to do so under the Will of the grantee or by such legal representative, at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until three years after the termination of employment of the grantee or one year after the date of death of the grantee (whichever is longer); and

          (iv) Unless Section 8(C) applies following termination of employment, if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, any outstanding stock option granted to the grantee (whether or not exercisable immediately prior to termination of employment) shall automatically terminate.

          Whether termination of employment is a voluntary termination with the consent of the Company or a Subsidiary shall be determined, in its discretion, by the Board and any such determination by the Board shall be final and binding.

    (G) (2) Unless the Board, in its discretion, shall otherwise determine:

          (i) If a grantee ceases to serve as a Nonemployee Director for any reason other than resignation, removal for cause or death, any outstanding stock option granted to the grantee shall be exercisable (but only to the extent exercisable immediately prior to ceasing to serve as a Nonemployee Director) at any time prior to the expiration date of such stock option or until three years after the date the grantee ceases to serve as a Nonemployee Director, whichever is the shorter period, and to the extent not exercisable shall terminate;

          (ii) Following the death of a grantee during service as a Nonemployee Director, any outstanding stock option granted to the grantee shall be exercisable in full (whether or not so exercisable immediately prior to the death of the grantee) by the holder of the stock option, or if the grantee held the stock option at the time of death, by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee, at any time prior to the expiration date of the stock option or until three years after the date of death of the grantee, whichever is the shorter period;

          (iii) Following the death of a grantee after ceasing to serve as a Nonemployee Director during a period when a stock option is exercisable, the stock option shall be exercisable by the holder of the stock option, or if the grantee held the stock option at the time of death, by such person entitled to do so under the Will of the grantee or by such legal representative, at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until three years after the grantee ceased to serve as a Nonemployee Director or one year after the date of death of the grantee (whichever is longer); and

          (iv) Unless Section 8(C) applies following termination of service, if during his or her term of office as a Nonemployee Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option granted to the grantee (whether or not exercisable immediately prior to resignation or removal) shall automatically terminate.

    (H) If a grantee of a stock option (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Company or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(C) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or any of its Subsidiaries to cease doing business with the Company or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or any of its Subsidiaries or (iii) solicits any employee of the Company or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Company or any of its Subsidiaries, the Board, in its discretion, may immediately terminate all outstanding stock options granted to the grantee. Whether a grantee has engaged in any of the activities referred to the preceding sentence which would cause the outstanding stock options to be terminated shall be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

    (I) All stock options, alternative stock appreciation rights and cash payment rights shall be confirmed by an agreement which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The agreement confirming a stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of the agreements need not be identical.

    (J) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Board, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") on which the Common Stock is listed or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(J). If the fair market value of the Common Stock cannot be determined on any basis previously set forth in this Section 5(J) for the date as of which fair market value is to be determined, the Board shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

    (K) The obligation of the Company to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

    (L) Notwithstanding any other provision of this Section 5 or any other provision of the Plan or any stock option agreement, any grantee who has made a hardship withdrawal from the Tuscarora Incorporated Savings Plan for Salaried Employees (or any holder of a stock option granted to such a grantee) shall be prohibited, for a period of twelve (12) months following such hardship withdrawal, from exercising any stock option granted under the Plan in such a manner and to the extent that the exercise of such stock option would result in an employee elective contribution or an employee contribution to an employer plan within the meaning of Treasury Regulation sec. 1.401(k)-1(d)(2)(iii)(B)(3) or any successor regulation thereto.

     Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, stock options, alternative stock appreciation rights and cash payment rights granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Board and set forth in the agreement referred to in Section 5(I).

                                   SECTION 6
                   RESTRICTED SHARES, PERFORMANCE SHARES AND
                               OTHER SHARE AWARDS

     (A) Restricted Shares

     Awards of restricted shares shall be confirmed by an agreement which shall set forth the number of shares of the Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares (except as provided below) while such shares are subject to other restrictions imposed under this
Section 6(A)), the duration of such restrictions, events (which may, in the discretion of the Board, include termination of employment and/or performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as shall be determined, in its discretion, by the Board. The agreement shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The provisions of the agreements need not be identical. Awards of restricted shares shall be effective on the date determined, in its discretion, by the Board.

     Following the award of restricted shares and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares shall be issued in the name of the grantee and deposited with the Company in escrow together with related stock powers signed by the grantee. Except as provided in Section 7, the Board, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the grantee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Board, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the share certificates for the restricted shares (subject to the provisions of Section 10) shall be released from escrow and unpaid dividends, if any, shall be paid. From the date the award of restricted shares is effective, the grantee shall be a shareholder with respect to all the shares represented by the share certificates and shall have all the rights of a shareholder with respect to all the restricted shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Board.

     If a grantee of restricted shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Company or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(D) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or any of its Subsidiaries to cease doing business with the Company or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or any of its Subsidiaries or (iii) solicits any employee of the Company or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Company or any of its Subsidiaries, the Board may immediately declare forfeited all restricted shares awarded to the grantee as to which the restrictions have not yet lapsed. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the restricted shares to be forfeited shall be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

     Neither this Section 6(A) nor any other provision of the Plan shall preclude a grantee from transferring restricted shares to (i) the trustee(s) of a trust that is revocable by such grantee alone, both at the time of the transfer and at all times thereafter prior to such grantee's death, or (ii) the trustee(s) of any other trust to the extent approved in advance by the Board. Restricted shares held by such trustee(s) shall be subject to all the restrictions, terms and conditions of the Plan and the applicable agreement as if such trustee(s) were a party to such agreement.

     (B) Performance Shares

     An award of performance shares shall entitle the grantee to receive up to the number of shares of Common Stock covered by the award at the end of or at a specified time or times during a specified award period contingent upon the extent to which one or more predetermined performance targets have been met during the award period. All the terms and conditions of an award of performance shares shall be determined, in its discretion, by the Board and shall be confirmed by an agreement which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The performance target or targets may be expressed in terms of earnings per share, return on shareholder equity, operating profit, return on capital employed or such other measures of accomplishment by the Company or a Subsidiary, or any branch, department or other portion thereof, or the grantee individually, as may be established, in its discretion, by the Board. The performance target or targets may vary for different award periods and need not be the same for each grantee receiving an award for an award period.

     At any time prior to the end of an award period, the Board may adjust downward (but not upward) the performance target or targets as a result of major events unforeseen at the time of the award, such as changes in the economy, in the industry or laws affecting the operations of the Company or a Subsidiary, or any branch, department or other portion thereof, or any other event the Board determines would have a significant impact upon the probability of attaining the previously established performance target or targets.

     Payment of earned performance shares shall be made as soon as practicable after the shares have been earned. The Board, in its discretion, may determine that any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares shall also be paid. Unless otherwise provided, in its discretion, by the Board, any such dividends or other distributions shall not bear interest.

     Unless otherwise provided in the agreement confirming the award of the performance shares, if prior to the close of an award period, the employment of a grantee of performance shares is voluntarily terminated with the consent of the Company or a Subsidiary, the grantee retires under any retirement plan of the Company or a Subsidiary or the grantee dies during employment, the Board in its discretion, may determine to pay all or part of the performance shares based upon the extent to which the Board determines the performance target or targets have been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the end of the award period and/or such other factors as the Board may deem relevant. If the Board, in its discretion, determines that all or any part of the performance shares shall be paid, payment shall be made as promptly as practicable following such determination. Except as otherwise provided in Section 8(E), if the employment of a grantee of an award of performance shares terminates prior to the time the performance shares have been earned for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, the unearned performance shares shall be deemed not to have been earned and such shares shall not be paid. Whether termination of employment is a voluntary termination with the consent of the Company or a Subsidiary shall be determined, in its discretion, by the Board and any such determination by the Board shall be final and binding.

     If a grantee of performance shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Company or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(E) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Company or any of its Subsidiaries to cease doing business with the Company or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Company or any of its Subsidiaries or (iii) solicits any employee of the Company or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Company or any of its Subsidiaries, the Board may immediately cancel the award. Whether a grantee has engaged in any of the activities referred to the preceding sentence which would cause the award of performance shares to be canceled shall be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

     Neither this Section 6(B) nor any other provision of the Plan shall preclude a grantee from transferring the right to receive performance shares to
(i) the trustee(s) of a trust that is revocable by such grantee alone, both at the time of the transfer and at all times thereafter prior to such grantee's death, or (ii) the trustee(s) of any other trust to the extent approved in advance by the Board. The right to receive performance shares held by such trustee(s) shall be subject to all the restrictions, terms and conditions of the Plan and the applicable agreement as if such trustee(s) were a party to such agreement.

     (C) Other Share Awards

     The Board, in its discretion, may from time to time make other awards of shares of Common Stock under the Plan as an inducement to the grantee to enter the employment of the Company or a Subsidiary, in recognition of the contribution of the grantee to the performance of the Company or a Subsidiary, or any branch, department or other portion thereof, in recognition of the grantee's individual performance or on the basis of such other factors as the Board may deem relevant. Common Stock issued as a bonus pursuant to this Section 6(C) shall be issued for such consideration as the Board shall determine in its sole discretion.

                                   SECTION 7

                     ADJUSTMENT AND SUBSTITUTION OF SHARES

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock subject to any outstanding stock options or performance share awards and the number of shares of the Common Stock which may be issued under the Plan but are not subject to outstanding stock options or performance share awards on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Common Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

     If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation or for cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option or performance share award, the number and kind of shares of stock or other securities or cash or other property into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable, and there shall also be substituted for each share of the Common Stock which may be issued under the 1997 Plan but which is not subject to any outstanding stock option or performance share award, the number and kind of shares of stock or other securities or other property into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Board, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

     In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, (i) the Board shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Board, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

     No adjustment or substitution provided for in this Section 7 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Board, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

     If any adjustment or substitution provided for in this Section 7 requires the approval of shareholders in order to enable the Company to grant incentive stock options, then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Board may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Board, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of the incentive stock option.

     Except as provided in this Section 7, a grantee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                   SECTION 8

                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

     (A) Definitions.

     For purposes of this Section 8, the following terms shall have the following meanings:

    (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

    (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

    (3) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

    (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Company (other than such an offer made by the Company or any Subsidiary), whether or not such offer is approved or opposed by the Board.

    (5) "Continuing Directors" shall mean a director of the Company who either
  (a) was a director of the Company on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Company was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

    (6) "Section 8 Event" shall mean the date upon which any of the following events occurs:

          (a) The Company acquires actual knowledge that any Person other than the Company, a Subsidiary or any employee benefit plan(s) sponsored by the Company or a Subsidiary has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling such Person to 20% or more of the Voting Power of the Company;

          (b) A Tender Offer is made to acquire securities of the Company entitling the holders thereof to 20% or more of the Voting Power of the Company; or

          (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board or any class of the Board shall be made by any person other than the Company or less than 51% of the members of the Board shall be Continuing Directors; or

          (d) The shareholders of the Company shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the shareholders of the Company immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i)in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Company immediately prior to the transaction;

  provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in
  (a) above, (ii) a grantee is required to be named pursuant to Item 2 of the
  Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in (b) above or (iii) if a grantee is a "participant" as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Company) referred to in (c) above, then no Section 8 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

     (B) Acceleration of the Exercise Date of Stock Options.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(I) shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs all outstanding stock options (other than those granted to a person referred to in the proviso to Section 8(A)(6)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

     (C) Extension of the Expiration Date of Stock Options.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(I) shall otherwise provide, notwithstanding any other provision contained in the Plan, all outstanding stock options granted to a grantee (other than a grantee referred to in the proviso to Section 8(A)(6)) whose employment with the Company or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, or whose service as a Nonemployee Director ceases within one year of any Section 8 Event for any reason other than removal for cause or death, which are exercisable shall continue to be exercisable for a period of three years from the date of such termination of employment or the date the grantee ceases to be a Nonemployee Director, but in no event after the expiration date of the stock option.

     (D) Lapse of Restrictions on Restricted Shares.

     Unless the agreement referred to in Section 6(A) shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to restricted shares (other than shares awarded to a person referred to in the proviso to Section 8(A)(6)), all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.

     (E) Payment of Performance Shares

     Unless the agreement referred to in Section 6(B) shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the end of an award period with respect to an award of performance shares to a grantee, the performance shares (unless the grantee is a person referred to in the proviso to Section 8(A)(6)) shall be deemed to have been fully earned as of the date of the Section 8 Event, regardless of the attainment or nonattainment of any performance target and shall be paid as promptly as practicable after the Section 8 Event.

                                   SECTION 9

                  EFFECT OF THE PLAN ON THE RIGHTS OF GRANTEES

     Neither the adoption of the Plan nor any action of the Board pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without alternative stock appreciation rights and/or cash payment rights) or an award under the Plan. Nothing in the Plan, in any stock option, alternative stock appreciation rights or cash payment rights granted under the Plan or in any award under the Plan or in any agreement providing for any of the foregoing shall confer any right on any employee to continue in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the employment of any employee at any time.

     Neither the adoption of the Plan nor any action of the Board pursuant to the Plan shall confer any right to any person to continue as a Nonemployee Director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board to elect and remove Nonemployee Directors.

                                   SECTION 10

                                  WITHHOLDING

     Income or employment taxes may be required to be withheld by the Company or a Subsidiary in connection with the exercise of a stock option or alternative stock appreciation rights, upon a "disqualifying disposition" of the shares acquired upon exercise of an incentive stock option, at the time restricted shares are awarded or vest, performance shares are earned or other shares are awarded, or upon the receipt by the grantee of cash in payment of cash payment rights or dividends which are treated as compensation. Except as provided below, the grantee shall pay the Company in cash the amount required to be withheld.

     Unless the Board, in its discretion, shall otherwise determine, a grantee may elect to have any withholding obligation at the time of the exercise of a nonstatutory stock option or alternative stock appreciation rights or at the time restricted shares vest, performance shares are earned or other shares are awarded satisfied in whole or in part by the Company withholding from the shares of Common Stock that would otherwise be received shares of the Common Stock having a fair market value, determined as provided in Section 5(J), on the date that the amount of tax to be withheld is determined (the "Tax Date") equal to or less than the amount required to be withheld, and in this event the Company will request that the grantee pay any additional amount required to be withheld directly to the Company in cash.

     Unless the Board, in its discretion, shall otherwise determine, a grantee may also elect to have any withholding obligation at the time of the exercise of a stock option or alternative stock appreciation rights, upon a "disqualifying disposition" of the shares acquired upon the exercise of an incentive stock option or at the time restricted shares are granted or vest, performance shares are earned or other shares are awarded satisfied in whole or in part by the grantee delivering to the Company shares of the Common Stock having a fair market value, determined as provided in Section 5(J), on the Tax Date equal to or less than the amount required to be withheld, except that no shares of the Common Stock which have been held for less than one year may be delivered, and in this event the Company will request that the grantee pay any additional amount required to be withheld directly to the Company in cash.

     Unless the Board, in its discretion, shall otherwise determine, any income or employment taxes required to be withheld by the Company or any of its Subsidiaries upon the receipt of cash in payment of cash payment rights or dividends will be satisfied by the Company by withholding the taxes required to be withheld from the cash the grantee would otherwise receive.

     If a grantee does not pay any income or employment taxes required to be withheld by the Company or any of its Subsidiaries within ten days after a request for the payment of such taxes, the Company or such Subsidiary may withhold such taxes from any other compensation to which the grantee is entitled from the Company or any of its Subsidiaries. The Company shall not be required to deliver any shares or make any cash payment under the Plan until the withholding obligation has been satisfied.

                                   SECTION 11

                                   AMENDMENT

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without shareholder approval, (i) increase the number of shares which may be issued under the Plan as set forth in Section 3, (ii) decrease the purchase price at which stock options may be granted to less than one hundred percent (100%) of the fair market value per share of the Common Stock on the date of grant, (iii) reprice outstanding stock options or other awards or (iv) extend the duration of the Plan. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of an outstanding grant or award under the Plan, adversely affect the rights of such holder with respect to such outstanding grant or award.

                                   SECTION 12

                      EFFECTIVE DATE AND DURATION OF PLAN

     Subject to its approval by the shareholders of the Company, the Plan shall be effective as of December 18, 1997. No stock option or alternative stock appreciation rights granted under the Plan may be exercised and no restricted, performance or other shares may be awarded until after such approval. No stock option, alternative stock appreciation rights or cash payment rights may be granted and no restricted, performance or other share awards may be made under the Plan subsequent to December 17, 2007.

                                                                           PROXY


                             TUSCARORA INCORPORATED

                      SOLICITED BY THE BOARD OF DIRECTORS
                     for the Annual Meeting of Shareholders

                   Pittsburgh Airport Marriott, Parkway West,
                   Coraopolis, Allegheny County, Pennsylvania
            Tuesday, December 19, 2000--10:30 A.M., Pittsburgh time

     The undersigned shareholder of Tuscarora Incorporated (the "Company") hereby appoints John P. O'Leary, Jr., Harold F. Reed, Jr. and Brian C. Mullins, and each of them acting individually, as proxies of the undersigned to vote at the Annual Meeting of Shareholders of the Company to be held December 19, 2000, and at any adjournment thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to vote, on the matters set forth on the reverse side of this proxy and, in their discretion, upon any other business which may properly come before the Meeting.

     The undersigned shareholder hereby revokes all previous proxies for the Annual Meeting, acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, both dated November 16, 2000, and of the Annual Report to Shareholders for the 2000 fiscal year, and hereby ratifies all that said proxies may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

                (Continued, and to be signed, on the other side)






-------------------------------------------------------------------------------

                            * FOLD AND DETACH HERE *

                                                            MARK YOUR VOTES
                                                              AS INDICATED   [X]
                                                            IN THIS EXAMPLE


Item (1) The election of Directors for a three year term expiring at the annual meeting of shareholders in 2003.


               FOR                  Withhold
          all Nominees              Authority
           (except as              to Vote for
            indicated)             all Nominees

              [   ]                   [   ]

          Nominees: Karen L. Farkas, Robert W. Kampmeinert and Harold F. Reed, Jr. A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees listed becomes unable to serve or for good cause will not serve. (To withhold authority to vote for any individual nominee, print that nominee's name on the line below.)


          ----------------------------------------------------------------------


Item (2)  The approval of the amendment of the 1997 Stock Incentive Plan.

               FOR                   AGAINST               ABSTAIN

              [   ]                   [   ]                 [   ]


Item (3) The ratification of the appointment of Ernst & Young LLP as independent public accountants of the Company for the 2001 fiscal year.

               FOR                   AGAINST               ABSTAIN

              [   ]                   [   ]                 [   ]


                              Please date and sign below exactly as your name appears on this card. If you are acting as attorney, executor, administrator, guardian or trustee, please so indicate with your full title when signing. Corporate holders should sign in full corporate name by duly authorized officer. If shares are held jointly, each shareholder named should sign.


                              Dated                                     , 2000
                                    -----------------------------------


                              ------------------------------------------------


                              ------------------------------------------------
                                      With respect to the Annual Meeting

                              I/We will attend ____    I/We will not attend ____



--------------------------------------------------------------------------------

                            * FOLD AND DETACH HERE *




                  PLEASE INDICATE IN THE SPACE PROVIDED ABOVE
             WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.




     YOU ARE URGED TO PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON IN
      ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE MEETING.

                                                               November 16, 2000


TO: Participants in the Tuscarora Incorporated
    Common Stock Purchase Plan for Salaried Employees

Dear Participant:

In accordance with Section 12 of the Tuscarora Incorporated Common Stock Purchase Plan for Salaried Employees (the "Plan"), Mellon Bank, N.A., as record holder of the shares of Common Stock of Tuscarora Incorporated ("Tuscarora") in which you have a beneficial interest under the Plan, will vote your shares at the Annual Meeting of Shareholders of Tuscarora to be held on December 19, 2000, and at any adjournment thereof, in accordance with your written direction. Enclosed are the Notice of Annual Meeting and Proxy Statement, both dated November 16, 2000, and the Annual Report to Shareholders for the 2000 fiscal year.

If you wish to instruct us in the voting of your shares, you may sign on the reverse side exactly as your name appears thereon and date and return this card in the enclosed envelope. By doing so, you are directing us to execute and file a proxy in the form solicited by the Board of Directors of Tuscarora, authorizing the proxies therein appointed to vote your shares at the Annual Meeting on the matters set forth on the reverse side and, in their discretion, upon any other business which may properly come before the Annual Meeting. The Board of Directors of Tuscarora recommends a vote FOR Items 1, 2 and 3 and your shares will be so voted unless you otherwise indicate.


                                                              MELLON BANK, N.A.

                (Continued, and to be signed, on the other side)



------------------------------------------------------------------------------

                            *  FOLD AND DETACH HERE *

                                                            MARK YOUR VOTES
                                                              AS INDICATED   [X]
                                                            IN THIS EXAMPLE


Item (1) The election of Directors for a three year term expiring at the annual meeting of shareholders in 2003.


               FOR                  Withhold
          all Nominees              Authority
           (except as              to Vote for
            indicated)             all Nominees

              [   ]                   [   ]

          Nominees: Karen L. Farkas, Robert W. Kampmeinert and Harold F. Reed, Jr. A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees listed becomes unable to serve or for good cause will not serve. (To withhold authority to vote for any individual nominee, print that nominee's name on the line below.)


          ----------------------------------------------------------------------


Item (2)  The approval of the amendment of the 1997 Stock Incentive Plan.

               FOR                   AGAINST               ABSTAIN

              [   ]                   [   ]                 [   ]


Item (3) The ratification of the appointment of Ernst & Young LLP as independent public accountants of the Company for the 2001 fiscal year.

               FOR                   AGAINST               ABSTAIN

              [   ]                   [   ]                 [   ]


                              Please date and sign below exactly as your name appears on this card. If shares are held jointly, each shareholder named should sign.


                              Dated                                     , 2000
                                    -----------------------------------


                              ------------------------------------------------


                              ------------------------------------------------




--------------------------------------------------------------------------------

                            * FOLD AND DETACH HERE *






    YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE ABOVE
        PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.